Exhibit 99.2

Callon and Carrizo Complete Merger

HOUSTON, Dec. 20, 2019 – Callon Petroleum Company (NYSE: CPE) (“Callon”) today announced that it has completed its acquisition of Carrizo Oil & Gas, Inc. (“Carrizo”).

As previously announced, current Carrizo shareholders will receive 1.75 shares of Callon common stock for each share of Carrizo common stock they own. After the close of trading today, Carrizo common stock will no longer be listed for trading on the NASDAQ. In addition, Carrizo intends to request that its reporting obligations under the Securities Exchange Act of 1934 be suspended.

Callon Leadership Team

Callon also announced the officer slate of the combined company. As previously announced, the Callon senior leadership team will continue with the company:

•	Joseph C. Gatto, Jr., President, Chief Executive Officer and Director;

•	James P. Ulm, II, Senior Vice President and Chief Financial Officer;

•	Dr. Jeff Balmer, Senior Vice President and Chief Operating Officer; and

•	Michol L. Ecklund, Senior Vice President and General Counsel.

The Callon leadership team also includes:

•	Rex Bigler, Vice President – Asset Development, previously with Carrizo;

•	Gregory F. Conaway, Vice President and Chief Accounting Officer, previously with Carrizo;

•	J. Michael Hastings, Vice President – Marketing;

•	Scott Hudson, Vice President – Drilling and Completions, previously with Carrizo;

•	Liam Kelly, Vice President – Corporate Development;

•	Jamin B. McNeil, Vice President—Production; and

•	Michael J. O’Connor, Vice President – Permian.

About Callon

Callon is an independent energy company focused on the acquisition and development of unconventional onshore oil and natural gas reserves in Texas. This news release is posted on Callon’s website at www.callon.com, and will be archived for subsequent review under the “News” link on the top of the homepage.

Cautionary Statement Regarding Forward Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements regarding wells anticipated to be drilled and placed on production; future levels of drilling activity and associated production and cash flow expectations; Callon’s 2019 production guidance and capital expenditure forecast; estimated reserve quantities and the present value thereof; and the implementation of Callon’s business plans and strategy, as well as statements including the words “believe,” “expect,” “plans,” “may,” “will,” “should,” “could,” and words of similar meaning. These statements reflect Callon’s current views with respect to future events and financial performance based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as a result of certain factors. Any forward-looking statement speaks only as of the date on which such statement is made and Callon undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Some of the factors which could affect Callon’s future results and could cause results to differ materially from those expressed in Callon’s forward-looking statements include the volatility of oil and natural gas prices; ability to drill and complete wells; operational, regulatory and environment risks; cost and availability of equipment and labor; Callon’s ability to finance Callon’s activities; the ultimate timing, outcome and results of integrating the operations of Carrizo and Callon; the effects of the business combination of Carrizo and Callon, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies and other benefits in the timeframe expected or at all; and other risks more fully discussed in Callon’s filings with the Securities and Exchange Commission, including Callon’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on Callon’s website or the SEC’s website at www.sec.gov.

Contact for Callon

Mark Brewer

Director of Investor Relations

or

Kate Schilling

Investor Relations

Callon Petroleum Company

ir@callon.com

(281) 589-5200